================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        ELECTRONIC CLEARING HOUSE, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                      THE ELECTRONIC CLEARING HOUSE, INC.

                              -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                February 5, 1998

                              -------------------

To the Shareholders of The Electronic Clearing House, Inc.:

Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of The Electronic Clearing House, Inc. (the "Company") will be held at the Radisson Hotel, Agoura Hills, California on Thursday, February 5, 1998 at 10:30 a.m. for the following purposes:

     1. To elect two Directors to serve for the respective term specified herein;

     2.   To amend Article Fifth of the Articles of Incorporation;

     3. To ratify or reject the selection of Price Waterhouse as independent public accountants of the Company;

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on December 19, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed Proxy and return it promptly in the envelope provided for that purpose.

The enclosed Proxy is being solicited on behalf of the Board of Directors of the Company.



                                   By Order of the Board of Directors,

                                   DONNA L. CAMRAS
                                   Corporate Secretary



Agoura Hills, California
Dated: January 5, 1998

                                PROXY STATEMENT

                      THE ELECTRONIC CLEARING HOUSE, INC.
                                 P.O. BOX 3040
                            AGOURA HILLS, CA 91301

                        ANNUAL MEETING OF SHAREHOLDERS
                               FEBRUARY 5, 1998

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Electronic Clearing House, Inc., a Nevada corporation (the "Company"), for use at the Annual Meeting of Shareholders (the "Meeting") which will be held on February 5, 1998 at 10:30 a.m., Pacific Standard Time, at the Radisson Hotel, Agoura Hills, California. The approximate mailing date of this Proxy Statement is January 5, 1998.

                                    PROXIES

The shares represented by proxy in the form solicited by the Board of Directors of the Company will be voted at the Meeting if the proxy is returned to the Company properly executed. Where a choice is specified with respect to the matter being voted upon, the shares represented by the proxy will be voted in accordance with such specification. The proxy may specify approval or disapproval of all nominees for directors of the Company as a group, or may withhold authority to vote for any one or more of the nominees for directors, and for the approval of the other proposals described herein.

It is intended that shares represented by proxies in the accompanying form will be voted for the election of the person listed below under "Election of Directors". Although the Board of Directors does not know whether any nominations will be made at the Meeting other than those set forth below, if any such nomination is made, or if votes are cast for any candidates other than those nominated by the Board of Directors, the persons authorized to vote shares represented by executed proxies in the enclosed form (if authority to vote for the election of directors or for any particular nominee is not withheld) will have full discretion and authority to vote for all of the nominees for the Board of Directors, as provided in the Proxy. The Company is not aware of any matters to be voted upon at the Meeting other than as stated herein and in the accompanying Notice of Annual Meeting of Shareholders; if any other matters are properly brought before the Meeting, the enclosed proxy gives authority to the persons named in such proxy to vote the shares in their best judgment.

The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other firms representing beneficial owners of shares for their expenses in forwarding solicitation materials to the beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

PLEASE MARK, SIGN and DATE the enclosed proxy card and RETURN it promptly in the enclosed envelope provided for this purpose.


                                       1.

On December 19, 1997, the record date for determining shareholders entitled to vote at the Annual Meeting, the Company had outstanding and entitled to vote at the Meeting 14,976,541 shares of Common Stock, par value $.01 per share (the "Common Stock"). Each share of Common Stock is entitled to one vote on any matter brought before the Meeting, including election of the directors. The Articles and By-Laws of the Company do not contain any provision for cumulative voting.

The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock outstanding on the Record Date. Shares that are voted "for", "against", or "withheld" from a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as votes eligible to be cast by the Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter with respect to such matter. While abstentions will be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of votes cast with respect to a particular matter, broker non-votes with respect to proposals set forth in this Proxy Statement will not be considered votes cast and, accordingly, will not affect the determination as to whether the requisite majority of votes cast has been obtained with respect to a particular matter. A majority of votes cast is required to pass a proposal.

                         Total Return to Shareholders
                         Dividends Reinvested Monthly

                    Base = $100 invested September 30, 1992


MEASUREMENT PERIOD                         NASDAQ        NASDAQ
(FISCAL YEAR COVERED)        ECHO        COMPOSITE       FINANCE
---------------------        ----        ---------       -------
FYE September 1992            100            100          100
FYE September 1993            233            131          137
FYE September 1994            133            132          144
FYE September 1995            108            182          183
FYE September 1996            208            216          226
FYE September 1997            358            297          356

                        PRINCIPAL OWNERS OF COMMON STOCK

The following table sets forth the beneficial owners of more than 5% of the Company's voting securities.

                                          Amount of
Title         Name and Address            Beneficial         Percent
of Class      of Beneficial Owner         Ownership          of Class
-----------   ----------------------      -------------      --------

Common        Arthur Geiger             1,215,900 /[1]/       8.03%
              P.O. Box 309
              Morristown, NJ  07963

Common        Robert Feury                837,000 /[2]/       5.60%
              15 East Union Street
              East Rutherford, NJ 07073

Common        Herbert Smilowitz         1,090,000 /[3]/       7.2 %
              15 East Union Street
              East Rutherford, NJ 07073
------------------------------------

                                       2.

/[1]/ 325,000 shares are warrants issued in connection with various loans; 210,000 shares are underlying common shares in connection with Series K Preferred Stock upon conversion.
/[2]/ 225,000 shares are warrants issued in connection with various loans; 125,000 shares are underlying common shares in connection with Series K Preferred Stock upon conversion.
/[3]/ 300,000 shares are warrants issued in connection with various loans; 225,000 shares are underlying common shares in connection with Series K Preferred Stock upon conversion.

To the Company's knowledge, no other individual has beneficial ownership or control over 5% or more of the Company's outstanding Common Stock.

The following table sets forth the number of shares of Common Stock owned beneficially by the Company's officers and directors as of September 30, 1997:

                                         Number of Shares           Percentage of
Name & Address                          Beneficially Owned         Common Stock/1/
--------------                          ------------------         ---------------

Donald R. Anderson                      608,659 /[2,3,6,9]/             4.02%
28001 Dorothy Drive
Agoura Hills, CA 91301

Joel M. Barry                           691,250 /[6]                    4.53%
28001 Dorothy Drive
Agoura Hills, CA 91301

Donna Camras                             50,000 /[6]/                   0.34%
28001 Dorothy Drive
Agoura Hills, CA 91301

Alice L. Cheung                         150,000 /[6]/                   1.02%
28001 Dorothy Drive
Agoura Hills, CA 91301

Jesse Fong                              130,110 /[6]/                   0.89%
28001 Dorothy Drive
Agoura Hills, CA 91301

R. Marshall Frost                        40,000 /[6]/                   0.27%
28001 Dorothy Drive
Agoura Hills, CA 91301

David Griffin                           203,312 /[6,8]/                 1.37%
28001 Dorothy Drive
Agoura Hills, CA  91301

Fariborz Hamzei                         325,000 /[4]/                   2.18%
28001 Dorothy Drive
Agoura Hills, CA  91301

Herbert L. Lucas, Jr.                   466,889 /[4,7]/                 3.13%
12011 San Vicente Blvd.
Los Angeles, CA 90049

Carl W. Schafer                         375,000 /[4]/                   2.51%
16 Farber Road
Princeton, NJ 08540

                                       3.

Larry Thomas                              650,000 /[5,6]/              4.33%
28001 Dorothy Drive
Agoura Hills, CA  91301

Jack Wilson                               160,000 /[6]/                1.08%
28001 Dorothy Drive
Agoura Hills, CA 91301

All officers and directors
as a group (12 persons)                 3,850,220                     21.51%

------------------------------

/[1]/ Outstanding common shares with effect given to individual shareholder's conversion of preferred stock and options described in footnotes 2 through 9.
/[2]/ Includes 45,473 shares owned by the Anderson Family Trust of which Mr. Anderson is a co-trustee and 1,775 shares owned by Mr. Anderson's wife.
/[3]/ Reflects conversion of Series H Convertible Preferred Stock into Common Stock.
/[4]/  Includes options granted to outside directors.
/[5]/  Includes Common Shares as payment for acquisition.
/[6]/  Includes options according to the terms of the Incentive Stock Option
       Plan.
/[7]/ Includes 141,889 shares indirectly owned by Mr. Lucas through a trust for his wife.
/[8]/  Includes 675 shares owned by Mr. Griffin's wife.
/[9]/ Includes 310,000 options granted to Mr. Anderson pursuant to his employment agreement of September 15, 1994.


                             ELECTION OF DIRECTORS

Two directors are proposed to be elected at the Annual Meeting. The directors will be elected to hold office until the conclusion of his respective three-year term and thereafter until the election and qualification of his successor.

Nominees
--------
The nominees for re-election to the Board of Directors are Carl W. Schafer and Larry Thomas.

Directors
---------
The current members of the Board of Directors are:

                                 Director   Position with      Term Ending
Name                       Age   Since      the Company        February:
----                       ---   --------   -------------      -----------

Larry Thomas                51     1997     President, COO        1998
                                            and Director

Joel M. Barry               47     1986     Chairman and CEO      1999

Fariborz Hamzei             39     1988     Director              1999

Herbert L. Lucas, Jr.       71     1991     Director              2000

Carl W. Schafer             61     1986     Director              1998

                                       4.

LARRY THOMAS, age 51, joined the Company in November 1995, has served as Senior Vice President since June 1996, and was appointed President and Chief Operating Officer in October 1997. Prior to joining the Company, Mr. Thomas was a charter member of the Cellular Digital Packet Data (CDPD) specification effort and through the company he founded, XYNet Software Technologies, managed the development and delivery to several carriers of CDPD accounting and provisioning software. Mr. Thomas served Unisys/Burroughs Corporation for 20 years as a system software/hardware developer, manager, and division general manager, with his last position as Vice President of Unisys Network Management Systems. Mr. Thomas has been a consultant, author, and speaker on Internet and OSI related technologies, network management protocols, complex software systems and large-network solutions for major system integration firms. Mr. Thomas holds an MSEE and BSEE from Rice University in Houston, Texas, as well as a BA in Economics from Rice.

JOEL M. BARRY, age 47, has been a Director of the Company since July 8, 1986, Chairman of the Board since December 26, 1986, served as Chief Financial Officer from May 1, 1987 to June 9, 1990, and Executive Vice President from October 12, 1987 to June 29, 1990, when he was designated Chief Executive Officer of the Company. Mr. Barry is also a Director and Chief Executive Officer of the NCCR and CBC subsidiaries. Since approximately August 1981, Mr. Barry has been a lecturer and investment counselor regarding investment partnerships. Mr. Barry was the founder and President of Basics Financial Planning & Investments, Inc. ("Basics"), a financial management firm, formed in August 1983 and dissolved in June 1991. Basics is the successor to Dynamic Seminars, a firm founded by Mr. Barry in August 1981.

FARIBORZ HAMZEI, age 39, is currently an independent financial consultant, specializing in real estate investments and is Vice President of Market Analysts of Southern California, a non-profit organization conducting technical analyses of financial markets. Mr. Hamzei was President of Caspian Capital Corporation, Los Angeles, California, from July, 1990 to December, 1991, and Executive Vice President of Caspian Capital Corporation from August, 1988 to July, 1990. Previously, he was President and Chief Executive Officer of International Message Switching Corporation, a publicly held company from August 1987 to October 1987. Mr. Hamzei has also held various positions in two high tech start-up companies, and from 1978 through 1982 held various management positions at Northrop's Aircraft Division. Mr. Hamzei holds a BSE degree from Princeton University.

HERBERT L. LUCAS, age 71, received a BA degree in History in 1950 from Princeton University and an MBA degree in 1952 from Harvard University Graduate School of Business Administration. He served as President from 1972 to 1981 of Carnation International in Los Angeles and a member of the Board of Directors of the Carnation Company. Since 1982, Mr. Lucas has managed his family investment business. He has served on the Board of Directors of various financial and business institutions including Wellington Management Company, Arctic Alaska Fisheries, Inc., Nutraceutix, and Sunworld International Airways, Inc. Mr. Lucas also serves as a Trustee of The J. Paul Getty Trust, the Los Angeles County Museum of Art, and Winrock International Institute for Agricultural Research and Development. He also was formerly a member of the Board of Trustees of Princeton University.

CARL W. SCHAFER, age 61, has been a Director since July 1986. Mr. Schafer was Financial Vice President and Treasurer (Chief Financial Officer) of Princeton University from July 1976 to October 1987. From October 1987 to April 1990, Mr. Schafer was a Principal of Rockefeller & Co., Inc. of New York, an investment management firm. He is a Trustee of The Atlantic Foundation and Harbor Branch Institution and became President of the Atlantic Foundation in April 1990. Mr. Schafer also holds the following positions: Director/Trustee of the Paine Webber and Guardian Families of Mutual Funds; Director of Roadway Express, Inc., a trucking company; Director of Wainoco Oil Corporation, an oil and gas refiner;

                                      5.

Director of Evans Systems, Inc., a petroleum product marketer, convenience store, and diversified company; Director of Nutraceutix, Inc., a bio technology company; and Chairman of The Johnson Atelier and School Of Sculpture. He graduated from the University of Rochester in 1958, and served with the U.S. Bureau of the Budget, successively, as Budget Examiner, Legislative Analyst, Deputy Director and Director of Budget Preparation. He resides in Princeton, New Jersey.

Board of Directors' Meetings
----------------------------
During fiscal year 1997, there were four regular meetings of the Board of Directors. Mr. Hamzei attended three meetings and the remaining directors attended all four meetings.

Officers
--------
Officers of the Company are appointed by the Board of Directors and serve at the discretion of the Board of Directors.


                             EXECUTIVE COMPENSATION

Cash Compensation of Officers
-----------------------------
The following table sets forth the total compensation paid and stock options and warrants offered by the Company to its Chief Executive Officer and to each of its most highly compensated executive officers, other than the Chief Executive Officer, whose compensation exceeded $100,000 during the fiscal years ended September 30, 1997, 1996 and 1995.

                           SUMMARY COMPENSATION TABLE
                           --------------------------

                                                  Annual              Long Term
                                               Compensation          Compensation
                                               ------------          ------------
                                                                      Securities
                 Capacities in                                        ----------
Name             Which Served        Year       Salary/[1]/     Underlying Options/[2]/
----             -------------       ----       -----------     -----------------------
Joel M. Barry    Chairman/Chief      1997       $160,282/[3]/
                 Executive Officer   1996        120,000                650,000
                                     1995        115,000

D.R. Anderson    President/Chief     1997       $174,851/[4]/
                 Operating Officer   1996        160,000/[5]/           310,000
                                     1995        160,000/[5]/            50,000

Larry J. Thomas  Senior Vice         1997       $111,250/[6]/
                 President/[7]/      1996         85,000                300,000
                                     1995            -0-

/[1]/ The Company provides Messrs. Barry, Anderson, and Thomas with an automobile. Mr. Barry, Mr. Anderson, and Mr. Thomas are participants of a Company sponsored 401(K) plan. There has been no compensation paid other than that indicated in the above table. No bonuses pursuant to employment agreements were granted in the three fiscal years presented.

                                       6.

/[2]/ None of these options have been exercised. See "Stock Option Plan". /[3]/ Mr. Barry's salary includes an $18,000 bonus and a $12,282 vacation paydown.
/[4]/ Mr. Anderson's salary includes $29,851 of deferred income and $7,500 of retroactive pay.
/[5]/ According to the terms of Mr. Anderson's employment agreement, $125,000 of Mr. Anderson's salary was annual income and $35,000 was repayment of deferred income.
/[6]/  Mr. Thomas's salary includes a bonus of $11,250.
/[7]/  Mr. Thomas became President of the corporation on October 16, 1997.


                        FISCAL 1997 OPTION GRANTS TABLE
                        -------------------------------

The following table sets forth the stock options granted to the Company's Chief Executive Officer and each of its executive officers, other than the Chief Executive Officer, whose compensation exceeded $100,000 during fiscal 1997. Under applicable Securities and Exchange Commission regulations, companies are required to project an estimate of appreciation of the underlying shares of stock during the option term. The Company has chosen to project this estimate using the potential realizable value at assumed annual rates of stock price appreciation for the option term at assumed rates of appreciation of 5% and 10%. However, the ultimate value will depend upon the market value of the Company's stock at a future date, which may or may not correspond to the following projections.

                                                                           Potential Realization
                                                                             Value at Assumed
                                                                              Annual Rates of
                                                                                Stock Price
                                  Percent of                                  Appreciation for
                                Total Granted    Exercise                        Option Term
                   Options     to Employees in     Price     Expiration    --------------------
Name               Granted       Fiscal Year      ($/sh)        Date        5% ($)      10% ($)
----------------   -------     ---------------   ---------   ----------    --------     -------
Joel M. Barry        none            n/a             -           -            n/a         n/a
D.R. Anderson        none            n/a             -           -            n/a         n/a
Larry Thomas         none            n/a             -           -            n/a         n/a

The following table sets forth the number of unexercised options and warrants held by the Company's Chief Executive Officer and each of its executive officers other than the Chief Executive Officer whose compensation exceeded $100,000 during fiscal 1997. No options/warrants have been exercised.

                                      7.

                      AGGREGATED OPTION/SAR EXERCISES AND
                      FISCAL-YEAR OPTION/SAR VALUE TABLE
                      ----------------------------------

                                                           Value of
                                            Number of     unexercised
                    Shares                unexercised    in-the-money
                 acquired on     Value    options/SARS    Options/SARS
Name              exercise #  realized $     FY-end #   at FY-end $/[1]/
----             -----------  ----------  ------------  ----------------
Joel M. Barry        -0-          -0-       650,000        $611,000
D.R. Anderson        -0-          -0-       510,000        $373,000
Larry Thomas         -0-          -0-       300,000        $184,000

/[1]/ Based on the closing sales price of the Common Stock on September 30, 1997 of $1.34 per share, less the option exercise price.

Compensation of Directors
--------------------------
Outside directors are entitled to receive $1,500 per quarterly meeting they attend plus reasonable expenses incurred in connection therewith. Directors are not compensated for special meetings other than regular quarterly meetings. Each one of the directors was awarded 125,000 shares of stock options at market price during fiscal 1997.

Stock Option Plan
-----------------
On May 13, 1992, the Company's Board of Directors authorized adoption of an Incentive Stock Option Plan ("Plan"), ratified by the shareholders at the Annual Meeting held July 10, 1992. The Plan provided for the issuance of up to 325,000 stock options, each to purchase one share of the Common Stock for $0.85 per share, subject to adjustment in the event of stock splits, combinations of shares, stock dividends or the like.

During fiscal 1994, Donald R. Anderson converted 150,000 warrants to Common Stock options exercisable at $0.85.

On April 5, 1994, Donald R. Anderson was granted 50,000 five-year options each to purchase one share of Common Stock at $0.56 per share.

On September 13, 1994, the Company's Board of Directors authorized an increase in the Plan to 2,375,000 options. The Plan was ratified by shareholders at the Annual Meeting held on February 15, 1995.

On September 30, 1995, Joel M. Barry was granted 650,000 five-year options each to purchase one share of Common Stock at $0.40 per share.

On January 2, 1996, Larry Thomas was granted 100,000 five-year options each to purchase one share of common stock at $0.50 per share.

On August 30, 1996, Larry Thomas was granted 200,000 five-year options each to purchase one share of common stock at $0.84 per share.

On November 18, 1996, the Company's Board of Directors authorized an increase in the Plan to 3,375,000 options and was ratified by the shareholders at the Annual Meeting held in February 1997.

On October 29, 1997, Donald R. Anderson was granted 20,000 five-year options each to purchase one share of common stock at $1.12 per share.

                                      8.

On October 29, 1997, Larry Thomas was granted 100,000 five-year options each to purchase one share of common stock at $1.12 per share.

Employee Benefit Plans
----------------------
The Company does not presently have a formal stock option plan for employees.

Employment Agreements
---------------------
Mr. Anderson entered into a three-year employment agreement, effective October 1, 1994, which provided for a salary of $120,000 during fiscal 1995, $125,000 during fiscal 1996 and $130,000 during fiscal 1997. In connection with this agreement, the Company also issued Mr. Anderson 310,000 options, each to purchase one share of Common Stock at $0.50 per share, vested over the three years of this agreement. Mr. Anderson's employment agreement expired on October 1, 1997.

Mr. Thomas entered into a four-year employment contract, effective October 16, 1997, which provides for a salary of $137,500 with $5,000 salary increases annually. At the time the employment contract was signed, Mr. Thomas owned 300,000 shares of the Company's stock options which became fully vested immediately. Additionally, Mr. Thomas was awarded 100,000 shares of stock options within one month after signing of the contract, and 100,000 shares of stock options each year for three additional years within one month after the anniversary of the contract, issued under the five-year vesting criteria and having a strike price equal to the existing market bid price on the day of the award.

Bonus, Profit Sharing and Other Remuneration Plans and Pension and Retirement
-----------------------------------------------------------------------------
Plans
-----
The Company is considering a bonus plan which will apply to all of its officers. Each participant could earn from 10% to 50% of their annual salary as a bonus based on their position, each individual's performance, and the overall performance of the Company. In the absence of any formal plan, in fiscal 1997, the Board of Directors approved specific bonuses for several officers ranging from $1,000 to $24,000. Total bonuses awarded in 1997 were $64,800.

Mr. Thomas is entitled to receive an annual bonus which ranges between 20% to 50% of his base salary compensation provided he meets the target performance as agreed upon and set each fiscal year by the Company's Chief Executive Officer and approved by the Board of Directors. Additionally, Mr. Thomas is entitled to various performance-based stock options and cash bonuses upon meeting certain predetermined levels of net income and earnings per share generated by the Company during the term of the contract.

The Company has a contributory 401(K) Retirement Pension Plan which covers all employees who are qualified under the plan provisions.

       ----------------------------------------------------------------

                                       9.

                            DESCRIPTION OF PROPOSAL

PROPOSAL 1

PROPOSAL TO ELECT TWO DIRECTORS TO SERVE FOR THE RESPECTIVE TERM SPECIFIED
--------------------------------------------------------------------------

On October 20, 1997, the members of the Nominating Committee passed a motion to nominate Mr. Larry Thomas for election and Mr. Carl W. Schafer for re-election to the Board of Directors for a three-year term.

PROPOSAL 2

PROPOSAL TO AMEND ARTICLE FIFTH OF THE ARTICLES OF INCORPORATION
----------------------------------------------------------------

On October 20, 1997, the Board of Directors voted to submit the following amendment to Article Fifth to the shareholders:

                           PROPOSED PARAGRAPH TO BE
                            ADDED TO ARTICLE FIFTH:

"The liability of the directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under California law and Nevada law."

The purpose of this amendment is to formally incorporate the legal benefits both Nevada and California laws provide to directors of the Company. It is believed that this amendment will contribute to lower expense in operations and will minimize the likelihood of potential litigation in the future.


PROPOSAL 3

PROPOSAL TO RATIFY AND APPROVE THE SELECTION OF AUDITORS
--------------------------------------------------------

The Board of Directors has appointed Price Waterhouse, independent certified public accountants, as auditors of the Company for the current fiscal year. Price Waterhouse has audited the financial statements of the Company since 1984, and has no other relationship with or interest in the Company.

       ----------------------------------------------------------------

                                      10.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE ABOVE PROPOSALS.

UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR RATIFICATION AND APPROVAL OF THE ABOVE PROPOSALS.
                        ---


SHAREHOLDER PROPOSALS AND OTHER MATTERS
---------------------------------------

Any shareholder desiring to have an appropriate proposal for action presented at next year's Annual Meeting of Shareholders, now scheduled for February, 1999, and who wishes to have it set forth in the Proxy Statement and form of Proxy for the Meeting, must notify the Company and submit the proposal in writing for receipt at the Company's executive offices as noted above not later than October 31, 1998.

If any other matters arise at the Meeting, it is intended that the shares represented by Proxies in the accompanying form will be voted in accordance with the judgment of the persons named in the Proxies.

A copy of the Company's Annual Report to the Securities and Exchange Commission of Form 10-K may be obtained without charge by any beneficial owner of the Company's Common Stock upon written request addressed to Donna Camras, Corporate Secretary, 28001 Dorothy Drive, Agoura Hills, CA 91301 or Email: dcamras@echo-inc.com.


                                     By order of the Board of Directors,

                                     DONNA L. CAMRAS
                                     Corporate Secretary



Dated: January 5, 1998

                                      11.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no choice is specified, this proxy will be voted for proposals 1 through 4.

                        ELECTRONIC CLEARING HOUSE, INC.
          P.O. Box 3040, 28001 Dorothy Drive, Agoura Hills, CA  91301

                                   P R O X Y

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned shareholder(s) hereby appoint(s) Joel M. Barry and Herbert L. Lucas, Jr., and either of them, proxies with full power of substitution and hereby authorize(s) them to represent and vote, as designated below, all the shares of Common Stock held of record by the undersigned on December 19, 1997, at the Annual Meeting of Shareholders of Electronic Clearing House, Inc. to be held on February 5, 1998, or any adjournment thereof.

TO VOTE, MARK BLOCKS BELOW IN BLUE                      KEEP THIS PORTION FOR
OR BLACK INK AS FOLLOWS [X]                             YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(DETACH HERE AND RETURN THIS PORTION ONLY)

                     ELECTRONIC CLEARING HOUSE, INC. PROXY

The undersigned authorize(s) the proxies to vote on the matters set forth in the Proxy Statement of the Company dated January 5, 1998, as follows:

1.  ELECTION OF DIRECTORS

The Nominees are:  CARL W. SCHAFER, LARRY THOMAS

[_] For the Nominee Listed or, if needed nominee is unable to serve, for a substitute nominee.

[_]     Withhold Authority to Vote for
        Nominee Listed in the Proxy Statement.


For  Against  Abstain
[_]    [_]      [_]   2.  PROPOSAL TO AMEND ARTICLE FIFTH OF THE ARTICLES OF
                          INCORPORATION.

[_]    [_]      [_]   3.  PROPOSAL TO RATIFY THE SELECTION OF PRICE WATERHOUSE
                          AS INDEPENDENT PUBLIC ACCOUNTANTS.

[_]    [_]      [_]   4.  IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER
                          BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR
                          ANY ADJOURNMENT THEREOF.



Please sign exactly as name appears on stock. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


----------------------------------------    -----------------------------------     -------------
Name/Signature in which Stock is Held       Name/Signature if Held Jointly              Date

Please mark, sign, date and return this Proxy immediately. With your cooperation, we can be ensured of a quorum.

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